SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest even reported):  April 18, 2001



                        THE REYNOLDS AND REYNOLDS COMPANY
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             (Exact name of registrant as specified in its charter)


         OHIO                         1-10147                     31-0421120
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   (State of other                  (Commission                (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation


THE REYNOLDS AND REYNOLDS COMPANY
115 SOUTH LUDLOW STREET, DAYTON, OHIO                               45402
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 (Address of principal executive offices                        (Zip Code)


Registrant's telephone number, including area code:            (937) 485-2000
                                                          ----------------------


                                      N/A
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         (Former name or former address, if changed since last report.)


Exhibit Index on Page 6


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Item 5.           Other Events.
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                  The Board of Directors of The Reynolds and Reynolds Company
(the "Company") has approved the adoption of a new shareholder rights plan to replace the previous plan that will expire on May 6, 2001. The ten-year term of the Company's previous plan cannot, under the terms of that plan, be extended by amendment. The new plan, like the previous plan, is intended to provide certain rights to the Company's shareholders should the Company become the target of coercive or unfair takeover tactics.


                  In connection with the adoption of a new shareholder rights plan, on April 18, 2001, the Board of Directors of the Company declared a dividend distribution of one right (a "Right") for each outstanding Class A Common Share, no par value per share, of the Company (the "Class A Shares") and 1/20th of a Right for each Class B Common Share, no par value per share, of the Company (the "Class B Shares", and together with the Class A Shares, the "Common Shares"). The Rights will issue at 5:00 P.M. Dayton, Ohio time on May 6, 2001 (the "Record Date") to shareholders of record on that date. The following is a summary of the terms of the Rights.

                  Each Right entitles the registered holder thereof to purchase from the Company a unit (a "Unit") consisting of one one-thousandth of a share of the Company's Series B Participating Preferred Shares, without par value (the "Series B Preferred Shares"), at a price of $105.00, subject to adjustment under certain circumstances (the "Purchase Price"). The terms of the Rights are set forth in a Rights Agreement, dated as of April 18, 2001 (the "Rights Agreement"), between the Company and Wells Fargo Bank, Minnesota, N.A., as Rights Agent (the "Rights Agent").

                  As discussed below, initially the Rights are not exercisable, certificates for the Rights will not be sent to shareholders and the Rights will automatically trade with the Common Shares.

                  Until the Distribution Date (as described below) or earlier redemption or expiration of the Rights, the Rights will be evidenced by the certificates for Common Shares together with this Summary of Rights, and the registered holders of Common Shares shall also be the registered holders of the associated Rights. The Rights Agreement provides that, until the Distribution Date or earlier redemption or expiration of the Rights, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date or earlier redemption or expiration of the Rights, Common Share certificates delivered after the Record Date upon transfer, sale from the Company's treasury or new issuance of the Common Shares will contain a legend incorporating the Rights Agreement by reference, and the surrender or transfer of any of the Common Share certificates, with or without the aforesaid legend or a copy of the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As promptly as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on


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

the Distribution Date, and such separate certificates alone will evidence the Rights from and after the Distribution Date.

                  The Rights will become exercisable after the "Distribution Date" which shall occur on the earlier of the close of business on (i) the tenth business day after a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person"), other than the Company, any subsidiary of the Company, or any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company or any entity organized appointed, established or holding Common Shares by, for or pursuant to, the terms of any such plan (an "Exempt Person"), has acquired beneficial ownership of 15% or more (20% or more for any person or group of affiliated persons that satisfies both of the criteria set forth in Rule 13d-1(b)(1)(i) and Rule 13d-1(b)(1)(ii) of the General Rules and Regulations under the Securities Exchange Act of 1934, and who has reported such ownership on Schedule 13G) of the outstanding number of Class A Shares of the Company, or (ii) the tenth business day or, if determined by the Board of Directors a specified or unspecified later date, following the commencement of a tender or exchange offer (other than a tender or exchange offer by an Exempt Person) which, if successful, would result in a person (together with its affiliates and associates) becoming an Acquiring Person, even if no purchases actually occur pursuant to the offer.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on the close of business on May 6, 2011 (the "Expiration Date"), unless the Rights earlier are redeemed by the Company as described below or expire in accordance with the terms of Section 13(d) of the Rights Agreement.

                  The Series B Preferred Shares will be nonredeemable and will be of equal rank in respect of the preference as to dividends and to payments upon the liquidation, dissolution or winding up of the Company with all other classes or series of the Company's preferred shares. Subject to antidilution adjustments, each Series B Preferred Share will be entitled to receive, when and if declared, dividends for each Series B Preferred Share equal to 1,000 times the aggregate dividends or distributions declared (whether or not paid) from time to time per Class A Share (other than to the extent that such dividends or distributions are payable in Class A Shares); provided that, in the event that during specified periods dividends declared on the Series B Preferred Shares do not in the aggregate equal $10 per Series B Preferred Share per dividend period, then each Series B Preferred Share will be entitled to receive, in cash, the difference between $10 and the per share dividend declared on the Series B Preferred Shares during such specified periods.

                  In the event of any liquidation, dissolution or winding up of the corporation, voluntary or otherwise, then, before any distribution or payment is made to the holders of Class A Shares, Class B Common Shares or any class of stock of the corporation ranking junior to the Series B Preferred Shares in respect to the liquidation, dissolution or winding up of the corporation, first (i) the holders of the Series B Preferred Shares would be entitled to be paid in full the sum of (A) $1,000 per share, plus (B) an amount equal to any accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and then (ii) the holders of the Series B


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Preferred Shares would be entitled to proportionately share in the remaining assets of the Company with the holders of Class A Shares and Class B Shares. Each Series B Preferred Share will have one vote, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Class A Shares are changed or converted, each Series B Preferred Share will be entitled to receive an amount equal to 1,000 (subject to adjustment) times the amount received per Class A Share.

                  The number of Series B Preferred Shares or the amount of other securities or property issuable upon exercise of the Rights is subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or subdivision, combination or reclassification of the Class A Shares, Class B Shares or Series B Preferred Shares. The Purchase Price is subject to adjustment in the event of, among other things, the issuance of certain rights, options or warrants or extraordinary distributions of cash or other property to holders of the Series B Preferred Shares.

                  In the event that a person or group becomes an Acquiring Person, except pursuant to a tender or exchange offer for all outstanding Class A Shares determined by the Board of Directors to be at a fair price and otherwise in the best interests of the Company and its shareholders (a "Flip-in Event"), each holder of a Right (other than the Acquiring Person) will thereafter be entitled to receive, upon payment of the Purchase Price, that number of the Series B Preferred Shares (or, in certain circumstances, cash, a reduction in the Purchase Price, Class A Shares, Class B Shares, other equity or debt securities of the Company, other assets or any combination thereof) having a market value (as determined in the manner set forth in the Rights Agreement) of two times the Purchase Price.

                  Any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person will be null and void. Rights are not exercisable following the occurrence of a Flip-in Event until such time as the Rights are no longer redeemable by the Company as set forth below.

                  Unless the Rights are earlier redeemed, in the event that on or after the date a person or group becomes an Acquiring Person (1) the Company is acquired in a merger or other business combination transaction (in which any Class A Shares are changed into or exchanged for other securities or property) or (2) more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) are sold or transferred in one transaction or a series of related transactions (collectively, a "Flip-Over Event"), proper provision will be made so that each holder of Rights will be entitled to receive, upon payment of the Purchase Price, that number of common shares (or, under certain circumstances, an economically equivalent security or securities) of the surviving, resulting or acquiring company which at the time of such transaction has a market value (as determined the manner set forth in the Rights Agreement) of two times the Purchase Price.

                  The Purchase Price payable upon exercise of the Rights, and the number of Series B Preferred Shares or other securities or property issuable upon exercise, are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock


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dividend on, or a subdivision, combination or reclassification of, the Series B
Preferred Shares, (ii) upon the grant to holders of the Series B Preferred Shares of certain rights, options, or warrants to subscribe for Series B Preferred Shares or convertible securities at less than the current market price of the Series B Preferred Shares, or (iii) upon the distribution to holders of the Series B Preferred Shares of evidences of indebtedness or cash, assets, stock (other than dividends payable in Series B Preferred Shares) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Series B Preferred Shares (other than integral multiples of one-twentieth of a Unit which may, upon the election of the Company, be evidenced by depositary receipts) are required to be issued by the Company and, in lieu of any fractional shares, an adjustment in cash may be made.

                  At any time on or prior to the close of business on the tenth day after the public announcement that a person or group has become an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The Redemption Price may be paid in cash, Class A Shares or any other form of consideration deemed appropriate by the Board of Directors. The redemption period may be extended by the Company at any time prior to the expiration of such period. Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  At any time after a person or group of affiliated persons becomes an Acquiring Person and until any person or group of affiliated persons beneficially owns 50% or more of the then-outstanding Class A Shares, the Board of Directors may exchange all or part of the then-outstanding Rights for Units
(1) on a one-to-one basis or (2) at an exchange ratio equal to (A) the difference between the aggregate market price of the number of Units to be received on a Flip-in Event and the Purchase Price, divided by (B) the market price per Unit upon a Flip-in Event. In such event, the right to exercise the rights terminates and the only right thereafter of a holder of such Rights shall be to receive that number of Units equal to the number of such Rights held by such holder multiplied by the applicable exchange ratio.

                  Other than those provisions relating to any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. In any event, no amendment to lengthen the time period for redemption may be made at such time as the Rights are not redeemable.

                  Upon becoming exercisable, Rights may be exercised by completing and signing the Election to Purchase and the accompanying certificate on the reverse side of the Right Certificate and surrendering such Right Certificate, together with cash or a


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certified check or bank draft in the aggregate amount of the Purchase Price and any applicable transfer tax, to the Rights Agent. Until a Right is exercised, the holder thereof, by reason of ownership of a Right, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

                  The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Form of Right Certificate, is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.



Item 7.           Financial Statements and Exhibits.
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  Exhibit 4       Form of Rights Agreement, dated as of April 18, 2001, between
                  The Reynolds and Reynolds Company and Wells Fargo Bank Minnesota, N.A., including the Form of Certificate of Amendment for the Preferred Shares as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.

  Exhibit 99.1    Press Release, dated April 18, 2001.

  Exhibit 99.2 Form of Letter to Shareholders of The Reynolds and Reynolds Company regarding the adoption of the Rights Plan pursuant to the Rights Agreement.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                         THE REYNOLDS AND REYNOLDS COMPANY



                                         By: /s/ Douglas M. Ventura
                                            ---------------------------------
                                            Name:  Douglas M. Ventura
                                            Title: General Counsel and Secretary


Date:  April 18, 2001



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                                  EXHIBIT INDEX

 Exhibit                                                                                      Page
   No.                                         Description                                    No.
---------                                      -----------                                   ----
    4             Form of Rights Agreement, dated as of April 18, 2001, between The          [___]
                  Reynolds and Reynolds Company and Wells Fargo Bank Minnesota, N.A.,
                  including the Form of Certificate of Amendment for the Preferred
                  Shares as Exhibit A, the Form of Rights Certificate as Exhibit B and
                  the Summary of Rights as Exhibit C.

   99.1           Press Release, dated April 18, 2001.                                       [___]

   99.2           Form of Letter to Shareholders of The Reynolds and Reynolds Company        [___]
                  regarding the adoption of the Rights Plan pursuant to the Rights
                  Agreement.
